Exhibit 99.1

Sino Clean Energy, Inc.

A Global Warming Fighter



Global warming is mainly the result of *CO2 levels* rising in the Earth's atmosphere. ...

The upper safety limit for atmospheric CO2 is 350 parts per million (*ppm*). ...

WWW. SinoCEI.Net

Safe Harbor Statement

- Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the veterinary biopharmaceutical industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

  Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Overview

- Traded on OTCBB, a Nevada company, operating through subsidiary in China, Suoang Biological Science & Technology Co., Ltd.
- Founded in 2002, and started coal-water-mixture operations in 2006
- Header quartered in Xi'An, the center of northwest China, with production facility based in Tongchuan, 60 km from Xi'An
- Focus on coal-water-mixture production and sales, production engineering, and technical services
- The first and the largest company to produce coal-water-mixture in northwest China
- Current capacity is 350,000 MT per year, expandable to 1,000,000 MT per year in current site
- 68 employees, including 12 technical staff, 4 senior engineers, 10 salespersons and 9 administrative staff

Sino Clean Energy's Location


75°
90°
105°
120°
135°
45°
30°
15°
Russia
Mongolia
China
North Korea
South Korea
Nepal
Bhutan
Bangladesh
India
Myanmar (Burma)
Laos
Vietnam
Thailand
Philippines
Luzon
Taiwan
Lake Baikal
Lake Balkhash
Irtysh R.
Ob' R.
Yenisey R.
Angara R.
Argun' R.
Amur R.
Huang R.
Yangtze R.
Brahmaputra R.
Ganges R.
Indus R.
Irrawaddy R.
Thanlwin R.
Mekong R.
Xun R.
Yellow Sea
East China Sea
South China Sea
Bay of Bengal
Gulf of Tonkin
Formosa
Hailar
Qiqihar
Harbin
Changchun
Shenyang
Beijing
Tianjin
Dalian
Yantai
Qingdao
Lianyungang
Hohhot
Shijiazhuang
Taiyuan
Jinan
Zhengzhou
Nanjing
Shanghai
Hefei
Wuhan
Hangzhou
Nanchang
Fuzhou
Xiamen
Kao hsiung
Guangzhou
Hong Kong
Macau
Nanning
Guilin
Zhanjiang
Haikou
Hainan
Changsha
Guiyang
Kunming
Chongqing
Chengdu
Lhasa
Xi'an
Lanzhou
Xining
Yinchuan
Yumen
Golmud
Shiquanhe
Kashi
Yining
Urumqi
Karamay
Burqin
Pak


陕西索昂新能源实业有限公司 水煤浆基地鸟瞰图

250 Vs 550 Parts Per Million

- **Before Mid 19th Century:**
- **CO_2 Level = 250 – 280 PPM**
- **Current Level of CO_2 is: 430PPM in China, 385PPM in the U.S.**
- **2050 IEA (International Energy Agency) Predict the Level of CO_2 = 550PPM in China**
- **Temperature Increase = 3 degree**
- **If China wants reduce his temperature by 1 degree, CO_2 level has to be reduced to 275PPM**

Source: Carbon Dioxide Information Analysis Center

What has happened in China for the Past 20 Years as the World Manufacturer







Pollution Comparison	Pollution (kg) From Burning Coal (*)	Pollution (kg) From Burning CWM (*)	Pollution Reduction %
Smoke & dust	13.49	5.70	57.7%
SO2	28.73	9.01	68.6%
NOx	3.45	0.46	86.7%
Others (CO, SO3, C)	13.73	2.22	83.8%
Total	59.40	17.39	70.7%

Note: Burn coal or equivalent CWM for generating a MT of steam (600,000 kilo calories)

Data source: Empirical data from customers' statistics

Employment vs. Environment

Jobs & Taxes	Balance Point	Pollution Control
Closing Or Upgrading?	Cleaner & Cost Effective Solution: CWM	Coal to Liquid or Gasification?

Composition of Coal Water Mixture -- Application & Result

Coal water mixture (CWM) is made 65-70% of coal, 29-34% of water, and less than 1% of chemical catalyst.

Compared with coal, on average, CWM increases the burning efficiency by 49.3%, reduces air pollution by over 70.7%, reduces coal consumption by 43.6%, and reduces end user cost by 39.3%.

In China, CWM has been used in all kinds of industrial boiler, industrial stove, station boiler, and civil boiler as cleaner and cheaper fuel source.

How CWM Boiler Works?

The competitive position of CWM as a Fuel has been elevated by Oxygen Enrichment and a Hotter Pilot Flame in the combustion chamber


水煤浆
环保锅炉
水箱
水处理
多管除尘器
点火油箱
空压机
过滤器



Corporate History

Aug. 2002	Mr. Ren, the Chairman & CEO Founded the Company
Apr. 2004	Started Coal-Water-Mixture (CWM) Research & Planning
Apr. 2006	Started Building Coal-Water-Mixture (CWM) Operation
Dec. 2006	Become Public through Reverse Merge
July 2007	Started Produce CWM, Annual Capacity 100,000 Tons
Sep. 2009	Raised Capital US$1,330,650
Mar. 2009	Increased Production Capacity to 350,000 Tons
July 2009	Completion of US$11.6 Million Financing through Convertible Notes
Aug. 2009	Appointment of New Independent Director to the Board

Valuation

Price	$0.42
LTM High/Low	$0.68/$0.11
Price/Sales:	1.9 X
Average Volume	198,000
Price/CFO:	4.9 X
Price/EPS:	15.0 X
Price/Book Value:	2.6 X

Equity Securities

Common Shares Out:	101.3 M
Insiders:	35%
Float:	65.7 M
Institutional:	<5%
5% Holders:	NA
Warrants & Options:	31.0 M
Convertible Notes:	60.5 M
Preferred Shares Out:	-0-

Operating Results

	2006	2007	2008	6 mo 08	6 mo 09
Sales	$-0-	$2.8	$13.8	$5.7	$15.9
Gross Profit Margin	$-0-	$1.0 35.7%	$4.5 32.8%	$1.8 31.6%	$5.0 31.4%
Oper. Inc	($0.3)	$0.4	$4.0	$1.4	$4.0
Net Inc	($0.5)	$1.3	$3.0	$2.1	$2.1
CFO	($0.3)	$0.3	$4.4	$0.9	$5.8
EPS	($0.00)	$0.12	$0.03	$0.02	$0.02
ROE	Neg	11.4%	15.9%		
ROA	Neg	9.0%	14.2%		

Investment Highlights

- More than 60 Boilers Need to be Replaced in City of Tong Chuan, more than 750,000 Boilers for small & medium sized enterprises in China by 2012

Environmental Regulatory and Governmental Sponsored Boiler Replacing Policy

Increased CWM Capacity: 350,000 Tons now and 650,000 Ton by the end of October, 2009 and 850,000 by the end of January 2010

Comparisons

Sequential	March 09	June 09
Sales	$7.7	$8.2 (6.5% Higher)
Gross Profit Margin	$2.4/31.2%	$2.6/31.7%
Oper. Inc. Margin	$1.8/23.4%	$2.2/26.8%
Net Inc.	$1.6	$0.6
CFO	$2.4	$3.4
EPS	$0.20	$0.01

Comparisons 2

Year-Over-Year	6 Mo 08	6 Mo 09
Sales	$5.7	$15.9
Gross Profit Margin	$1.8/31.6%	$5.0/31.4%
Oper. Inc. Margin	$1.4/31.6%	$4.0/31.4%
Net Inc.	$2.1	$2.1
CFO	$0.9	$5.8
EPS	$0.02	$0.02

Pro Forma Balances

***Based on the Calculation of CER Focus Report**

($ in millions)	6/09 As Reported	Adjustment	8/09 Pro Forma
Cash	$ 9.4	+$10.7	$20.1
Current Assets	$12.9	-0-	$23.6
PP&E, net	$ 8.7	-0-	$ 8.7
Total Assets	$25.2	-0-	$35.9
Accts. Payable	$ 1.5	-0-	$ 1.5
Old Convertible Debt	$ 0.7	-$0.7	-0-
Old Derivative Liability	$ 4.8	-$4.8	-0-
Current Liabilities	$ 7.6	-0-	$ 2.1
New Convertible Note	-0-	+$11.6	$11.6
New Derivative Liability	-0-	+$ 4.6	$ 4.6
Equity	$17.6	-0-	$17.6
Shares Outstanding	97.3	+ 4.0	101.3
Other Warrants	0.5	-0-	0.5
Old Debt Warrants	8.9	-8.9	-0-
New Note Warrants	-0-	+ 30.5	30.5

Capitalization

Recent Price:	$0.42
Shares Out:	101.3 M
Market Capital:	$42.5 M
+ Preferred Stock	-0-
+ Debt (July 22, 2009)	$11.6 M
- Cash (Aug. 19, 2009)	$20.1 M
Enterprise Val:	$34.0 M
Book Value:	$17.6 M
Working Capital	$21.5 M

Ownership

	Shares of Common Stock
Insiders:	
Baowen Ren, CEO	28.0
Peng Zhou, Director	7.5
H.W. Chan, CFO	0.1
Wenjie Zhang, Director	<0.1
B. Tchaikovsky, Director	-0-
Zidon Cao, Director	-0-
Yong Li, Director	-0-
Total Insiders	35.6
5% Holders	-0-
Convertible Notes:	62.0 Million Shares/31%

How Wall Street has helped?

The U.S. and China are two dominant produces of Carbon Emission

中美为什么应在清洁能源领域建立伙伴关系

目前，中国与美国的排放量大致相当，但中美两国之间在经济部门层面上的排放情况却各不相同。两国的排放量都在继续增加，但中国的增长速度更快一些。



美国
中国

占全球排放量的百分比



Conclusion



- Coal Water Mixture has been chosen as the main Fuel for boilers, kilns and power generation equipment, etc. in China (98% Coal, 2% Oil/Natural Gas)

- *By Investing in SCLX, the Wall St. has established another track record for U.S. China Clean-Tech Partnership*

- Two tons of CWM can Replace one ton of Heavy Oil, making it an Excellent Alternative for China

- The Carbon percentage after Burning CWM is Reduced to 2% compared to the 14% of direct Coal Burning.

- CWM is burning 98% of the Coal when direct Coal Burning is only at 70%
- Fly Ash & Sulfur Dioxide (SO2), etc. are Reduced Substantially compared to direct Coal Burning

- By year 2012, No Direct Coal Burning Equipments are allowed in China

CER Focus Reports

Published by Crystal Equity Research on Aug. 20, 2009
is available by Asking via E-mail

Sino Clean Energy, Inc.

Energy / Clean Coal
SCLX: OTC/BB

PROFILE

In response to the pressing need for energy and the need to better utilize valuable natural resources while reducing environmental harm, China is encouraging all forms of alternative renewable fuels and environment-friendly fossil fuels. The abundance of coal resources in the Asian continent and a dearth of oil reserves has made coal China's fuel source of choice. Even with advances in renewable energy sources, coal is likely to remain China's primary electrical power and industrial fuel source.

We believe Sino Clean Energy, Inc. (SCLX: OTC/BB) is well positioned to capitalize on China's Central Government policies with its Coal Water Mixture (CWM) fuel product. Based in Shaanxi Province, the Company sells its CWM product to a growing base of industrial and commercial customers.

While Sino Clean Energy has a limited operating history in its present



Thank you!

- Rochester Fan/Advisor to the Chairman
  - Rochester.Fan@Gmail.com
    - Tel. 916-501-8270